Exhibit 10.3

OMNIBUS AMENDMENT TO SUBSIDIARY GUARANTEES

This Omnibus Amendment to Subsidiary Guarantees (this “Amendment”) is made effective as of September 3, 2021 (the “Amendment Effective Date”), by each of the signatories hereto (together with any other entity that may become a party hereto as provided herein, the “Guarantors”), in favor of the holder of (1) the Secured Promissory Note issued by Astrotech Corporation, a Delaware corporation (the “Company”), dated September 5, 2019, in the original aggregate principal amount of $1,500,000 (as amended, the “2019 Note”) and (2) the Secured Promissory Note issued by the Company, dated February 13, 2020, in the original aggregate principal amount of One Million Dollars ($1,000,000.00) (as amended, the “2020 Note,” and, together with the 2019 Note, the “Notes”) (together with his permitted assigns, the “Lender”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in (1) that certain Subsidiary Guarantee by and among the parties dated as of September 5, 2019 (as amended, the “2019 Guarantee”) and (2) that certain Subsidiary Guarantee, by and among the parties, dated as of February 13, 2020 (as amended, the “2020 Guarantee,” and, together with the 2019 Guarantee, the “Guarantees”).

RECITALS

WHEREAS, the Maturity Date (as defined in the Notes) of the Notes was September 5, 2020.

WHEREAS, the parties entered into that certain Omnibus Amendment to Secured Promissory Notes, dated as of September 5, 2020, pursuant to which the Maturity Date of the 2019 Note was extended to September 5, 2022 and the principal balance and all accrued and unpaid interest under the 2020 Note was paid in full and cancelled.

WHEREAS, the parties desire to amend the Guarantees to reflect the extension of the Maturity Date.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the promises and covenants contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.

2019 Guarantee Amendment.   From and after the effective date of this Amendment and notwithstanding any provision in the Guarantee to the contrary, the parties irrevocably agree that the defined term “Note” shall mean “the secured promissory note issued by the Company, dated September 5, 2019, in the original aggregate principal amount of $1,500,000, as amended by (a) that certain Omnibus Amendment to Secured Promissory Notes, dated as of September 5, 2020, and as hereinafter amended from time to time and (b) that certain Omnibus Amendment to Secured Promissory Notes, dated as of September 3, 2021, and as hereinafter amended from time to time.” The 2020 Guarantee has been terminated as a result of the payment of the  September 5, 2020 promissory note.

2.	Miscellaneous. Except as expressly modified by this Amendment, all terms, conditions and provisions of the Guarantees shall continue in full force and effect as set forth therein. Each party represents and warrants to the other parties that this Amendment has been duly authorized, executed and delivered by it and constitutes a valid and legally binding agreement with respect to the subject matter contained herein. Each party agrees that the Guarantees, as amended by this Amendment, constitute the complete and exclusive statement of the agreement among the parties, and supersedes all prior proposals and understandings, oral and written, relating to the subject matter contained herein. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. Counterparts may be delivered via electronic mail (including pdf or any electronic signature) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[Signature pages follow]

The parties have executed this Omnibus Amendment to Subsidiary Guarantees as of the date first written above.

1st DETECT CORPORATION
By: /s/ Eric Stober Name: Eric Stober Title: Chief Financial Officer
ASTROTECH TECHNOLOGIES, INC.
By: /s/ Eric Stober Name: Eric Stober Title: Chief Financial Officer

[SIGNATURE PAGE TO AMENDMENT TO SUBSIDIARY GUARANTEE]

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